Monthly Operating Report
-------------------------------------------------
CASE NAME:       LIFELINE MANAGED HOME CARE, INC.       ACCRUAL BASIS
-------------------------------------------------

-------------------------------------------------
CASE NUMBER:     03-42389-DML
-------------------------------------------------

                         United States Bankruptcy Court

                           Northern District of Texas

                               Ft. Worth Division

                            Monthly Operating Report

                           Month Ending:   May 31, 2003

I declare under penalty of perjury that I have examined the following monthly operating report (Accrual Basis-1 through Accrual Basis - 7) and the accompanying attachments and these documents are true, correct, and complete. Declaration of the preparer is based on all information of which preparer has any knowledge.

Responsible party:


/s/ J. Michael Poss                                  President
---------------------------------------              -------------------------
Original Signature of responsible party                         Title


   J. Michael Poss                                   July  21, 2003
---------------------------------------              -------------------------
   Printed name of responsible Party                            Date

Preparer:


/s/ J. Michael Poss                                  President
---------------------------------------              -------------------------
Original Signature of responsible party                         Title


   J. Michael Poss                                   July  21, 2003
---------------------------------------              -------------------------
Printed name of responsible Party                               Date

                                                        Monthly Operating Report
-------------------------------------------------
CASE NAME:       LIFELINE MANAGED HOME CARE, INC.       ACCRUAL BASIS - 1
-------------------------------------------------

-------------------------------------------------
CASE NUMBER:     03-42389-DML
-------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------------------------
                                                                      SCHEDULE           MONTH            MONTH          MONTH
ASSETS                                                                 AMOUNT             Mar 2003          Apr 2003       May 2003
-----------------------------------------------------------------------------------------------------------------------------------
1        UNRESTRICTED CASH
-----------------------------------------------------------------------------------------------------------------------------------
2        RESTRICTED CASH
-----------------------------------------------------------------------------------------------------------------------------------
3        TOTAL CASH *                                                       0.00             0.00             0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
4        ACCOUNTS RECEIVABLE (NET)                                    168,189.60       278,186.57       280,807.68      312,245.54
-----------------------------------------------------------------------------------------------------------------------------------5
        INVENTORY
-----------------------------------------------------------------------------------------------------------------------------------
6        NOTES RECEIVABLE
-----------------------------------------------------------------------------------------------------------------------------------
7        PREPAID EXPENSES                                                                  155.57           103.74           51.91
-----------------------------------------------------------------------------------------------------------------------------------
8        OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
9        TOTAL CURRENT ASSETS                                         168,189.60       278,342.14       280,911.42      312,297.45
-----------------------------------------------------------------------------------------------------------------------------------
10       PROPERTY PLANT & EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------------
11       LESS: ACCUMULATED DEPRECIATION / DEPLETION
-----------------------------------------------------------------------------------------------------------------------------------
12       NET PROPERTY PLANT EQUIPMENT                                                        0.00             0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
13       DUE FROM INSIDERS
-----------------------------------------------------------------------------------------------------------------------------------
14       OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
15       OTHER (ATTACH LIST)  See ACCRUAL BASIS - 1 Page 2 of 2             0.00             0.00             0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
16       TOTAL ASSETS                                                 168,189.60       278,342.14       280,911.42      312,297.45
-----------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
17       ACCOUNTS PAYABLE
-----------------------------------------------------------------------------------------------------------------------------------
18       TAXES PAYABLE
-----------------------------------------------------------------------------------------------------------------------------------
19       NOTES PAYABLE
-----------------------------------------------------------------------------------------------------------------------------------
20       PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------------------------------
21       SECURED DEBT
-----------------------------------------------------------------------------------------------------------------------------------
22       OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
23       TOTAL POSTPETITION LIABILITIES                                                      0.00             0.00            0.00
-----------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
24       SECURED DEBT
-----------------------------------------------------------------------------------------------------------------------------------
25       PRIORITY DEBT                                                 77,224.50        77,224.58        77,224.58      113,919.51
-----------------------------------------------------------------------------------------------------------------------------------
26       UNSECURED DEBT                                               474,963.31       441,299.37       395,422.05      424,316.11
-----------------------------------------------------------------------------------------------------------------------------------
27       OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------------------------
28       TOTAL PREPETITION LIABILITIES                                552,187.81       518,523.95       472,646.63      538,235.62
-----------------------------------------------------------------------------------------------------------------------------------
29       TOTAL LIABILITIES                                            552,187.81       518,523.95       472,646.63      538,235.62
-----------------------------------------------------------------------------------------------------------------------------------
EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
30       PREPETITION OWNERS EQUITY                                                    (279,335.73)     (279,335.73)    (279,335.73)
-----------------------------------------------------------------------------------------------------------------------------------
31       POST PETITION CUMULATIVE PROFIT OR (LOSS)                                      39,153.92        87,600.52      127,442.85
-----------------------------------------------------------------------------------------------------------------------------------
32       DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)                                                                  (74,045.29)
-----------------------------------------------------------------------------------------------------------------------------------
33       TOTAL EQUITY                                                                 (240,181.81)     (191,735.21)    (225,938.17)
-----------------------------------------------------------------------------------------------------------------------------------
34       TOTAL LIABILITIES & OWNERS EQUITY                                             278,342.14       280,911.42      312,297.45
-----------------------------------------------------------------------------------------------------------------------------------

 DIRECT CHARGES TO EQUITY - Line 32 **

           Offset to adjustment that shows the cash of Debtor combined with the cash of Debtor's sister company Lifeline Home Health
              Services, Inc. (Case # 02-47981-DML)                                                                      (74,045.29)

** The entry described on this line is not actually an adjustment to Equity. This line item represents a temporary adjustment to the financial statements of Debtor to give effect to the fact that the cash of Debtor is combined with the cash of Debtor's sister company' Lifeline Home Health Services, Inc (Case #02-47981-DML) subject to the cash collateral agreement with respect to that entity .

* Note: Debtor's cash is combined with the cash of its sister company, Lifeline Home Health Services, Inc. (02-47981-DML), and the total cash of the two companies is reported on the balance sheet of Lifeline Home Health Services, Inc.

* Note: Debtor's cash is combined with the cash of its sister company, Lifeline Home Health Services, Inc. (02-47981-DML), and the total cash of the two companies is reported on the balance sheet of Lifeline Home Health Services, Inc.

                                                        Monthly Operating Report
-------------------------------------------------
CASE NAME:       LIFELINE MANAGED HOME CARE, INC.       ACCRUAL BASIS - 2
-------------------------------------------------

-------------------------------------------------
CASE NUMBER:     03-42389-DML
-------------------------------------------------

INCOME STATEMENT
---------------------------------------------------------------------------------------------------------------------------
                                                                  MONTH           MONTH          MONTH           QUARTER
REVENUES                                                         Mar 2003       Apr 2003        May 2003          TOTAL
---------------------------------------------------------------------------------------------------------------------------
1           GROSS REVENUES                                      118,676.78     133,598.95      134,342.05       386,617.78
---------------------------------------------------------------------------------------------------------------------------
2           LESS: RETURNS & DISCOUNTS
---------------------------------------------------------------------------------------------------------------------------
3           NET REVENUE                                         118,676.78     133,598.95      134,342.05       386,617.78
---------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------------------
4           MATERIAL
---------------------------------------------------------------------------------------------------------------------------
5           DIRECT LABOR                                         65,151.75      75,403.79       83,323.09       223,878.63
---------------------------------------------------------------------------------------------------------------------------
6           DIRECT OVERHEAD
---------------------------------------------------------------------------------------------------------------------------
7           TOTAL COST OF GOODS SOLD                             65,151.75      75,403.79       83,323.09       223,878.63
---------------------------------------------------------------------------------------------------------------------------
8           GROSS PROFIT                                         53,525.03      58,195.16       51,018.96       162,739.15
---------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------------
9           OFFICER / INSIDER COMPENSATION                                                                            0.00
---------------------------------------------------------------------------------------------------------------------------
10          SELLING AND MARKETING                                                                                     0.00
---------------------------------------------------------------------------------------------------------------------------
11          GENERAL & ADMINISTRATIVE                              4,371.11       9,748.56       11,346.63        25,466.30
---------------------------------------------------------------------------------------------------------------------------
12          RENT & LEASE                                                                                              0.00
---------------------------------------------------------------------------------------------------------------------------
13          OTHER (ATTACH LIST)                                       0.00           0.00            0.00             0.00
---------------------------------------------------------------------------------------------------------------------------
14          TOTAL OPERATING EXPENSES                              4,371.11       9,748.56       11,346.63        25,466.30
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
15          INCOME BEFORE NON-OPERATING INCOME AND EXPENSE       49,153.92      48,446.60       39,672.33       137,272.85
---------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------------------
16          NON-OPERATING INCOME                                                                   170.00
        ---------------------------------------------------------------------------------------------------------------------------
17          NON-OPERATING EXPENSE
---------------------------------------------------------------------------------------------------------------------------
18          INTEREST EXPENSE                                                                                          0.00
---------------------------------------------------------------------------------------------------------------------------
19          DEPRECIATION / DEPLETION                                                                                  0.00
---------------------------------------------------------------------------------------------------------------------------
20          AMORTIZATION
---------------------------------------------------------------------------------------------------------------------------
21          OTHER (ATTACH LIST)                                                                                       0.00
---------------------------------------------------------------------------------------------------------------------------
22          NET OTHER INCOME & EXPENSE                                0.00           0.00          170.00           170.00
---------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------
23          PROFESSIONAL FEES                                    10,000.00                                       10,000.00
---------------------------------------------------------------------------------------------------------------------------
24          U.S. TRUSTEE FEES
---------------------------------------------------------------------------------------------------------------------------
25          OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------
26          TOTAL REORGANIZATION EXPENSES                        10,000.00           0.00            0.00        10,000.00
---------------------------------------------------------------------------------------------------------------------------
27          INCOME TAX
---------------------------------------------------------------------------------------------------------------------------
28          NET PROFIT (Loss)                                    39,153.92      48,446.60       39,842.33       127,442.85
---------------------------------------------------------------------------------------------------------------------------


                                                        Monthly OperaReport
-------------------------------------------------
CASE NAME:       LIFELINE MANAGED HOME CARE, INC.       ACCRUAL BASIS - 3
-------------------------------------------------

-------------------------------------------------
CASE NUMBER:     03-42389-DML
-------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                            MONTH       MONTH       MONTH      QUARTER
DISBURSEMENTS *                                                                                  TOTAL
--------------------------------------------------------------------------------------------------------------------
1           CASH - BEGINNING OF MONTH
--------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------------
2           CASH SALES
--------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------------------------
3           PREPETITION
--------------------------------------------------------------------------------------------------------------------
4           POSTPETITION
--------------------------------------------------------------------------------------------------------------------
5           TOTAL OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------------
6           LOANS & ADVANCES (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
7           SALE OF ASSETS
--------------------------------------------------------------------------------------------------------------------
8           OTHER (ATTACH LIST)--  COBRA Payments
--------------------------------------------------------------------------------------------------------------------
9           NON OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------------
10          TOTAL RECEIPTS
--------------------------------------------------------------------------------------------------------------------
11          TOTAL CASH AVAILABLE
--------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------
12          NET PAYROLL
--------------------------------------------------------------------------------------------------------------------
13          PAYROLL TAXES PAID
--------------------------------------------------------------------------------------------------------------------
14          SALES, USE & OTHER TAXES PAID
--------------------------------------------------------------------------------------------------------------------
15          SECURED / RENTAL/ LEASES
--------------------------------------------------------------------------------------------------------------------
16          UTILITIES
--------------------------------------------------------------------------------------------------------------------
17          INSURANCE
--------------------------------------------------------------------------------------------------------------------
18          INVENTORY PURCHASES
--------------------------------------------------------------------------------------------------------------------
19          VEHICLE EXPENSES
--------------------------------------------------------------------------------------------------------------------
20          TRAVEL
--------------------------------------------------------------------------------------------------------------------
21          ENTERTAINMENT
--------------------------------------------------------------------------------------------------------------------
22          REPAIRS & MAINTENANCE
--------------------------------------------------------------------------------------------------------------------
23          SUPPLIES
--------------------------------------------------------------------------------------------------------------------
24          ADVERTISING
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
25          OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
26          TOTAL OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
27          PROFESSIONAL FEES
--------------------------------------------------------------------------------------------------------------------
28          U.S. TRUSTEE FEES
--------------------------------------------------------------------------------------------------------------------
29          OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
30          TOTAL REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
31          TOTAL DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------
32          NET CASH FLOW
--------------------------------------------------------------------------------------------------------------------
33          CASH - END OF MONTH
--------------------------------------------------------------------------------------------------------------------

* Note: Debtor's cash is combined with the cash of its sister company, Lifeline Home Health Services, Inc. (02-47981-DML), and the cash receipts and disbursements are reported in the Monthly Operating Report of Lifeline Home Health Services, Inc.

                                                        Monthly Operating Report
-------------------------------------------------
CASE NAME:       LIFELINE MANAGED HOME CARE, INC.       ACCRUAL BASIS - 4
-------------------------------------------------

-------------------------------------------------
CASE NUMBER:     03-42389-DML
-------------------------------------------------

-----------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                           AMOUNT             Mar 2003          Apr 2003           May 2003
-----------------------------------------------------------------------------------------------------------------------
    1      0 - 30                                                       111,639.46        144,249.77        103,125.71
-----------------------------------------------------------------------------------------------------------------------
    2      31 - 60                                                       11,853.06          8,050.75         66,815.19
-----------------------------------------------------------------------------------------------------------------------
    3      61 - 90                                                       13,421.02          6,067.44         16,052.57
-----------------------------------------------------------------------------------------------------------------------
    4      91+                                                          141,273.03        122,439.72        120,283.57
-----------------------------------------------------------------------------------------------------------------------
    5      TOTAL ACCOUNTS RECEIVABLE                168,189.60          278,186.57        280,807.68        306,277.04
-----------------------------------------------------------------------------------------------------------------------
    6      AMOUNT CONSIDERED UNCOLLECTIBLE                               (7)
-----------------------------------------------------------------------------------------------------------------------
    7      ACCOUNTS RECEIVABLE (NET)                168,189.60         278,186.57        280,807.68       306,277.04
-----------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
AGING OF POST PETITION TAXES & PAYABLES                                     MONTH:  MAY 2003
-------------------------------------------------------------------------------------------------------------------------------
                                             0 - 30      31 - 60      61 - 90       91+
TAXES  PAYABLES                               DAYS        DAYS         DAYS        DAYS                        TOTAL
-------------------------------------------------------------------------------------------------------------------------------
    1      FEDERAL                            None        None         None       77,224.58                  77,224.58
-------------------------------------------------------------------------------------------------------------------------------
    2      STATE
-------------------------------------------------------------------------------------------------------------------------------
    3      LOCAL
-------------------------------------------------------------------------------------------------------------------------------
    4      OTHER (ATTACH LIST)
-------------------------------------------------------------------------------------------------------------------------------
    5      TOTAL TAXES PAYABLE                None        None         None       77,224.58                  77,224.58
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
    6      ACCOUNTS PAYABLE                   None        None         None        None                        None
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------
STATUS OF POST PETITION TAXES                                                              MONTH:  MAY 2003
-----------------------------------------------------------------------------------------------------------------------------------
           FEDERAL               BEGINNING TAX LIABILITY *  AMOUNT WITHHELD AND / OR ACCRUED    AMOUNT PAID  ENDING TAX LIABILITY
-----------------------------------------------------------------------------------------------------------------------------------
    1      WITHHOLDING **  (1)              None                        None                        None             None
-----------------------------------------------------------------------------------------------------------------------------------
    2      FICA-EMPLOYEE **  (1)           None                        None                        None              None
-----------------------------------------------------------------------------------------------------------------------------------
    3      FICA-EMPLOYER **  (1)           None                        None                        None              None
-----------------------------------------------------------------------------------------------------------------------------------
    4      UNEMPLOYMENT  (1)               None                        None                        None              None
-----------------------------------------------------------------------------------------------------------------------------------
    5      INCOME  (2)                     None                        None                        None              None
-----------------------------------------------------------------------------------------------------------------------------------
    6      OTHER (ATTACH LIST)             None                        None                        None              None
-----------------------------------------------------------------------------------------------------------------------------------
    7      TOTAL FEDERAL TAXES             None                        None                        None              None
-----------------------------------------------------------------------------------------------------------------------------------
STATE & LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
    8      WITHHOLDING                     None                        None                        None              None
-----------------------------------------------------------------------------------------------------------------------------------
    9      SALES  (3)                      None                        None                        None              None
-----------------------------------------------------------------------------------------------------------------------------------
    10     EXCISE  (4)                     None                        None                        None              None
-----------------------------------------------------------------------------------------------------------------------------------
    11     UNEMPLOYMENT  (1)               None                        None                        None              None
-----------------------------------------------------------------------------------------------------------------------------------
    12     REAL PROPERTY  (5)              None                        None                        None              None
-----------------------------------------------------------------------------------------------------------------------------------
    13     PERSONAL PROPERTY (6)           None                        None                        None              None
-----------------------------------------------------------------------------------------------------------------------------------
    14     OTHER (ATTACH LIST)             None                        None                        None              None
-----------------------------------------------------------------------------------------------------------------------------------
    15     TOTAL STATE & LOCAL              None                       None                        None              None
-----------------------------------------------------------------------------------------------------------------------------------
    16     TOTAL TAXES                      None                        None                        None             None
-----------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or if this is the first operating report, the amount should be zero. **
Attach photocopies of IRS Form 6123 of your FTD coupon and payment receipt to verify payment or deposit

(1) As of February 28, 2003, the employees of Debtor were transferred to the payroll of Debtor's sister company, Lifeline Home Health Services, Inc. For purposes of matching expenses against revenue, the salary that is allocable to the revenue earned by Debtor have been allocated back to Debtor. However, the employer portion of FICA and Medicare with respect to these allocated salaries is reported as an expense by Lifeline Home Health Services, Inc. Therefore, there are no (and there will be no) post-petition federal withholding taxes for Debtor.

(2)       Debtor files a consolidated IRS Form 1120 with its parent, The Phoenix
          Group  Corporation.  For the  calendar  year ending  December 31, 2001
          (filed 9-15-02), the consolidated group reports a net operating loss carryforward of $48,302,006.


(3)       Debtor's activities are not subject to state sales taxes.

(4)       Debtor's activities are not subject to excise taxes.

(5)       Debtor owns no real property.

(6)       Debtor owns no personal property.

(7) At the petition date, March 7, 2003, a total of $131,739.90 was deemed to be uncollectible. This amount was reported in Schedule B of the bankruptcy schedules.



 These amounts are taken from the report titled
      "Month End Aging 4/30/03"
                                                    Total        Current    1 Month        2 Months      3 Months       4 Months
                                                    -----        -------     -------       ---,-----      --------       --------
                                                  156699.13     90,161.17     37836.05       8,050.75       6,067.44        591.99
                                                     107856,
                                                  264555.13     90,161.17     37836.05       8,050.75       6,067.44        591.99
                                                 280,807.68                  127997.22                                  122,439.72
                                                 (16,252.55)                 16,252.55
                                                                            144,249.77

                                                        Monthly Operating Report
-------------------------------------------------
CASE NAME:       LIFELINE MANAGED HOME CARE, INC.       ACCRUAL BASIS - 5
-------------------------------------------------

-------------------------------------------------
CASE NUMBER:     03-42389-DML
-------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investments accounts, money market accounts, certificates of deposit, government obligations, etc.

Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

------------------------------------------------------------------------------------------------------------------------------------
                                                  MONTH:   May 1, 2003   MONTH:   May 1, 2003   MONTH:   May 1, 2003
                                                  thru   May 31, 2003    thru   May 31, 2003    thru   May 31, 2003
------------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS *                                  ACCOUNT #1           ACCOUNT #2              ACCOUNT #3
------------------------------------------------------------------------------------------------------------------------------------
A   BANK:
------------------------------------------------------------------------------------------------------------------------------------
B   ACCOUNT NUMBER:                                                                                                           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
C   PURPOSE: (TYPE)
------------------------------------------------------------------------------------------------------------------------------------
1   BALANCE PER BANK STATEMENT                                                                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------
2   ADD: TOTAL DEPOSITS NOT CREDITED                                                                                           0.00
------------------------------------------------------------------------------------------------------------------------------------
3   SUBTRACT: OUTSTANDING CHECKS                                                                                               0.00
------------------------------------------------------------------------------------------------------------------------------------
4   OTHER RECONCILING ITEMS
------------------------------------------------------------------------------------------------------------------------------------
5   MONTH END BALANCE PER BOOKS                                                                                                0.00
------------------------------------------------------------------------------------------------------------------------------------
6   NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          DATE OF      TYPE OF    PURCHASE   CURRENT
BANK, ACCOUNT NAME & NUMBER:                                                              PURCHASE   INSTRUMENT     PRICE     VALUE
------------------------------------------------------------------------------------------------------------------------------------
7    [None]
------------------------------------------------------------------------------------------------------------------------------------
8
------------------------------------------------------------------------------------------------------------------------------------
9
------------------------------------------------------------------------------------------------------------------------------------
10
------------------------------------------------------------------------------------------------------------------------------------
11   TOTAL INVESTMENT                                                                                                          None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------------------------
12   CURRENCY ON HAND                                                                                                          None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
13   TOTAL CASH - END OF MONTH                                                                                                 0.00
------------------------------------------------------------------------------------------------------------------------------------

* Note: Debtor's cash is combined with the cash of its sister company, Lifeline Home Health Services, Inc. (02-47981-DML), and the total cash of the two companies is reported on the balance sheet of Lifeline Home Health Services, Inc.

                                                        Monthly Operating Report
-------------------------------------------------
CASE NAME:       LIFELINE MANAGED HOME CARE, INC.       ACCRUAL BASIS - 6
-------------------------------------------------

-------------------------------------------------
CASE NUMBER:     03-42389-DML
-------------------------------------------------

-------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
-------------------------------------------------

                                                        MONTH:   May 2003

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101 (31) (a)-(f) of the U.S. Bankruptcy Code) and to professionals. Also, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.) attach additional sheets if necessary.

------------------------------------------------------------------------------------------------------------------------------------
                                                              INSIDERS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               TYPE OF                 TOTAL PAID TO
            NAME                                                                               PAYMENT   AMOUNT PAID       DATE
------------------------------------------------------------------------------------------------------------------------------------
1    J. Michael Poss                                                                           [None]       **             **
------------------------------------------------------------------------------------------------------------------------------------
2
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6    TOTAL PAYMENTS TO INSIDERS                                                                                            0.00
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                                                    DATE OF COURT
                                                                        ORDER                                               TOTAL
                                                                     AUTHORIZING     AMOUNT                  TOTAL PAID   INCURRED &
            NAME                                                       PAYMENT      APPROVED   AMOUNT PAID     TO DATE     UNPAID *
------------------------------------------------------------------------------------------------------------------------------------
1    Simon, Warner & Doby, LLP                                                                   10,000.00    10,000.00    10,000.00
------------------------------------------------------------------------------------------------------------------------------------
2
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6                                                                                                10,000.00    10,000.00    10,000.00
------------------------------------------------------------------------------------------------------------------------------------

*    Include all fees incurred both approved and unapproved

------------------------------------------------------------------------------------------------------------------------------------
                        Postpetition status of secured notes, leases payable and adequate protection payments
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           SCHEDULED
                                                                                            MONTHLY      AMOUNTS PAID   TOTAL UNPAID
      NAME OF CREDITOR                                                                    PAYMENTS DUE   DURING MONTH   POSTPETITION
------------------------------------------------------------------------------------------------------------------------------------
1 [None]
------------------------------------------------------------------------------------------------------------------------------------
2
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------
4
------------------------------------------------------------------------------------------------------------------------------------
5
------------------------------------------------------------------------------------------------------------------------------------
6 TOTAL
------------------------------------------------------------------------------------------------------------------------------------

** J. Michael Poss is the president of Debtor. He is also the president of Debtor's sister company, Lifeline Managed Home Care, Inc. (02-47981-DML). Mr. Poss receives no compensation from Debtor. His compensation is paid by Lifeline Home Health Services, Inc.

                                                        Monthly Operating Report
-------------------------------------------------
CASE NAME:       LIFELINE MANAGED HOME CARE, INC.       ACCRUAL BASIS - 7
-------------------------------------------------

-------------------------------------------------
CASE NUMBER:     03-42389-DML
-------------------------------------------------

                                                        MONTH:    May 2003

------------------------------------------------------------------------------------------------------------------------------------
Questionnaire
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          YES    NO
------------------------------------------------------------------------------------------------------------------------------------
1    Have any assets been sold or transferred outside the normal course of business this reporting period?                       X
------------------------------------------------------------------------------------------------------------------------------------
2    Have any funds been disbursed from any account other than a debtor in possession account? (See explanation below)           X
------------------------------------------------------------------------------------------------------------------------------------
3    Are any post petition receivables (accounts, notes, or loans) due from related parties?                                     X
------------------------------------------------------------------------------------------------------------------------------------
4    Have any payments been made on petition liabilities this reporting period?                                                  X
------------------------------------------------------------------------------------------------------------------------------------
5    Have any postpetition loans been received by the debtor from any party?                                                     X
------------------------------------------------------------------------------------------------------------------------------------
6    Are any postpetition payroll taxes due?                                                                                     X
------------------------------------------------------------------------------------------------------------------------------------
7    Are any postpetition state or federal income taxes past due?                                                                X
------------------------------------------------------------------------------------------------------------------------------------
8    Are any postpetition real estate taxes past due?                                                                            X
------------------------------------------------------------------------------------------------------------------------------------
9    Are any other postpetition taxes past due?                                                                                  X
------------------------------------------------------------------------------------------------------------------------------------
10   Are any amounts owed to postpetition creditors delinquent?                                                                  X
------------------------------------------------------------------------------------------------------------------------------------
11   Have any prepetition taxes been paid during the reporting period?                                                           X
------------------------------------------------------------------------------------------------------------------------------------
12   Are any wage payments past due?                                                                                             X
------------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above any of the above questions is "yes" provide a detailed explanation of each item. Attach additional sheets if necessary.

------------------------------------------------------------------------------------------------------------------------------------
Insurance
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           YES   NO
------------------------------------------------------------------------------------------------------------------------------------
1    Are workers compensation, general liability, and other necessary insurance coverage's in effect?
     See explanation below
------------------------------------------------------------------------------------------------------------------------------------
2    Are all premium payments paid current?                                                                                X
------------------------------------------------------------------------------------------------------------------------------------
3    Please itemize policies below
------------------------------------------------------------------------------------------------------------------------------------

If the answer to any of the above any of the above questions is "no," or if any policies have been cancelled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Insurance: Item #2 - Debtor does not maintain workers compensation coverage.

------------------------------------------------------------------------------------------------------------------------------------
                    INSTALLMENT PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Payment Amount &
Type of Policy                                                                    Carrier       Period Covered         Frequency
------------------------------------------------------------------------------------------------------------------------------------
   General liability and professional liability                                 Chicago Insurance   7/16/2002 to
                                                                                Companies            7/16/2003
------------------------------------------------------------------------------------------------------------------------------------
   Casualty insurance for tangible assets                                       [Debtor has no tangible assets]
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   Workers compensation insurance and unemployment insurance                    None
------------------------------------------------------------------------------------------------------------------------------------